                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 22, 2001



                       UNITED DOMINION REALTY TRUST, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



            Virginia                       1-10524               54-0857512
        ----------------              ----------------        -----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation of organization)                              Identification No.)



                400 East Cary Street,  Richmond, Virginia 23219
                -----------------------------------------------
              (Address of principal executive offices - zip code)



                                 (804) 780-2691
                                 --------------
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS

On October 22, 2001, United Dominion Realty Trust, Inc. ("United Dominion"), the registrant, issued a Press Release announcing 2001 third quarter results of
operations.   The following is a summary of United Dominion Realty Trust, Inc.'s
Press Release:

                   UNITED DOMINION REALTY TRUST, INC. REPORTS
                      THIRD QUARTER 2001 OPERATING RESULTS
                  HIGHLIGHTING GROWTH IN FUNDS FROM OPERATIONS
                        OF 5.4% OVER THIRD QUARTER 2000


RICHMOND, VA. (October 22, 2001)   United Dominion Realty Trust, Inc. (NYSE
symbol: UDR) today reported Funds From Operations ("FFO") of $47.2 million, or $0.39 per share, for the quarter ended September 30, 2001, a per share increase of 5.4% over FFO of $0.37 per share, or $46.1 million, for the comparable period a year ago (before last year's one time charge). FFO for the first nine months of 2001 was $139.7 million, or $1.15 per share, up 3.6% per share from FFO of $1.11 per share, or $136.7 million, for the first nine months of 2000 (before the one time charge). FFO is reported on a diluted basis.

Adjusted Funds From Operations ("AFFO"), which management believes is the best measure of economic profitability for real estate investment trusts, was $40.6 million, or $0.34 per share, for the quarter ended September 30, 2001, a per share increase of 6.3% over AFFO of $0.32 per share, or $39.9 million, for the comparable period a year ago (before last year's one time charge). AFFO for the first nine months of 2001 was $119.7 million, or $0.99 per share, up 3.1% per share from AFFO of $0.96 per share, or $118.0 million, for the first nine months of 2000 (before the one time charge). AFFO is reported on a diluted basis.

The Company also reported Earnings Per Share ("EPS") of $0.07 per share for the third quarter compared to $0.11 per share for the same period last year. Prior year EPS was favorably impacted by a $10.4 million gain on the sale of 2,692 apartment units; whereas, no apartment homes were sold by the Company this quarter. EPS for the first nine months of 2001 was $0.23 per share compared to $0.26 for the comparable period a year ago.

                                   Highlights
                                   ----------

o  5.4% Growth in FFO over Third Quarter 2000
o  Earnings in line with First Call consensus estimates
o  2.7% Growth in Same Community Net Operating Income
o  $200 Million Fannie Mae Revolver Facility closed with initial rate of 3.99%

"I am pleased with the performance and continued improvement of our Company," cites Thomas W. Toomey, President and Chief Executive Officer. "As we highlighted earlier this year in our earnings call, the management team has been focusing on positioning the company to operate in a slowing environment. While we have much work ahead of us, we are highly confident that we will continue to generate positive growth for the remainder of this year and for 2002 that will meet earnings estimates. We will continue to focus on improving property operations and Balance Sheet strength. The Company's product type of garden style, middle market apartments is well positioned to outperform other property types during periods of economic slowdown, and management believes that over the long run, our portfolio of apartment communities continues to benefit from positive demographic trends."

Portfolio Operating Performance and Same Community Results

During the third quarter, 73,557 apartment homes (96% of total apartment homes) were classified as same community.

                Same Community Results ($ in thousands, except monthly rent)
--------------------------------------------------------------------------------------------

                                             3rd Qtr '01      3rd Qtr `00       % Change
                                           ---------------  ---------------  ---------------
Gross Potential Rent                          $155,799         $149,178              4.4%
Rental & other Income                          148,154          144,848              2.3%
Expenses                                        54,354           53,526              1.5%
Net Operating Income                            93,800           91,322              2.7%

Avg. monthly rent per home                    $    706         $    676              4.4%
Avg. monthly rent per SF                          0.81             0.77              4.4%
Avg. physical occupancy                           93.8%            94.5%           (0.7)%
Operating margin                                  63.3%            63.0%             0.3%

On a year-over-year basis, third quarter 2001 same community NOI growth of 2.7% was the result of a 2.3% increase in revenues from rental and other income and a 1.5% increase in operating expenses.

Currently, the Company operates in 62 markets, and of those markets, 46 markets, or 74%, saw positive Same Store Sales increases. Moving forward, there is a continued emphasis on aggressive lease management, expense controls, increased resident retention efforts and realignment of employee incentive plans tied to bottom line performance. This plan of operations, coupled with the portfolio's strengths in targeting the middle market of renters across a national platform, should position the Company for continued operational improvement.

Development Activity

The Company began the year with 2,426 apartment units under development and has now delivered 1,876 units with a projected stabilized return on average of 10%. The Company currently has three communities under construction containing a total of 794 apartment units (of which 244 units have previously been delivered) with two of those communities expected to be completed by January 2002. The remaining development community is scheduled for completion in May 2002.

"I am pleased that we completed nearly 77% of the development pipeline ahead of schedule and under budget. We expect first year stabilized returns on these communities to be at attractive returns," said Mark Wallis, Senior Executive Vice President. Two development sites were sold this quarter for a total of $5.6 million and the Company has three other development sites under contract for sale totaling $8.3 million.

Capitalization

In August, the Company closed on a $200 million Fannie Mae Revolving Credit Facility with an initial funding of $139 million. The adjustable rate loan was provided by ARCS through a Fannie Mae DMBS for a five-year term with an initial interest rate of 3.99%. The Company has the option to extend for an additional five-year term at market rates. The proceeds of the loan were used principally for the redemption of the $100 million 9.25% Series A Cumulative Preferred Stock that occurred in the second quarter of this year and to reduce the balance on the Line of Credit.

Throughout the quarter, the Company purchased a total of 1.4 million common shares and OP units at an average purchase price of $14.10. As of September 30, year-to-date purchases total 3.8 million common shares at an average purchase price of $13.20.

The Company sold two tracts of land during the quarter for a total sales price in aggregate of $5.6 million. The proceeds from the sale of these non-earning assets were used towards the re-purchase of the Company's common shares and OP units.

Earnings Guidance

Management will provide quarterly earnings guidance in an effort to improve communications with the investment community while complying with the recently enacted SEC Regulation FD. Management is comfortable with its 2001 FFO estimate of $1.48 per share. For 2002, current First Call estimates range from $1.50 per share to $1.69 per share, with a consensus estimate of $1.62. Management is comfortable with its prior guidance of $1.65 per share.

Conference Call Information

United Dominion will hold a conference call on October 23, 2001 at 1:00 pm Eastern Daylight Savings Time (EDST) to review these results. The domestic number to call and participate is 1-888-792-1093. To hear a replay of this call, please call 1-888-266-2086, Access Code: 5551601. The call can also be heard via webcast at www.udrt.com or www.streetevents.com. A replay will be available on these web sites for 90 days.

About United Dominion Realty Trust, Inc.
----------------------------------------

United Dominion is one of the country's largest multifamily real estate investment trusts, owning and operating apartment communities nationwide. The company currently owns over 76,000 apartment homes and is the developer for almost 800 homes under construction. United Dominion's common stock is traded on the New York Stock Exchange under the symbol UDR. Additional information about United Dominion may be found on the company's web site at www.udrt.com.

                                      ###

In addition to historical information, this press release contains forward-looking statements. The statements are based on current expectations, estimates and projections about the industry and markets in which United Dominion operates, as well as management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which may cause the company's actual results, performance, achievements pursuant to its disposition programs and its other activities to be materially different from the results, plans or expectations expressed or implied by such statements. For more details, please refer to the company's SEC filings, including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q.



                            Financial Tables Follow

Attachment 1



                          UNITED DOMINION REALTY TRUST, INC.
                         CONSOLIDATED STATEMENTS OF OPERATIONS
                                      (Unaudited)




                                                                      Three Months Ended              Nine Months Ended
                                                                         September 30,                  September 30,
                                                                         -------------                  -------------
In thousands, except per share amounts                              2001             2000           2001             2000
------------------------------------------------------------------------------------------------------------------------------
Rental income                                                       $153,814         $157,041      $ 462,753        $ 470,844


Rental  expenses:
        Real estate taxes and insurance                               16,480           17,042         51,287           52,209
        Personnel                                                     16,150           16,311         47,114           49,335
        Repair and maintenance                                         9,795            9,905         26,617           27,568
        Utilities                                                      8,557            9,253         27,997           26,585
        Administrative and marketing                                   5,702            6,121         17,074           18,110
        Property management                                            4,487            4,557         12,802           13,960
        Other operating                                                  364              337          1,140            1,069
                                                                    --------          -------       --------         --------
                                                                      61,535           63,526        184,031          188,836
Other income:
        Non-property income                                              363            1,383          2,168            4,432

Other expenses:
        Real estate depreciation                                      36,029           37,349        114,440          115,305
        Interest                                                      36,633           39,100        109,688          117,926
        Severance costs and other organizational charges                   -            1,020  (C)     5,404 (A)        1,020
        Litigation settlement charges                                      -            2,700  (D)         -            2,700
        Impairment loss on real estate and investments                     -                           3,188 (B)            -
        General and administrative                                     4,546            3,546         14,693           11,114
        Non real estate depreciation and amortization                    844              984          2,579            3,438
                                                                    --------          -------       --------         --------
                                                                      78,052           84,699        249,992          251,503
Income before gains on sales of investments, minority interests and
  extraordinary item                                                  14,590           10,199         30,898           34,937
Gain on sales of depreciable property                                      -           10,429         24,748           18,890
Gain on land sales                                                         -              832                             832
                                                                    --------          -------       --------         --------
Income before minority interests and extraordinary item               14,590           21,460         55,646           54,659
Minority interests of outside partnerships                              (370)            (388)        (1,659)          (1,126)
Minority interests of unitholders in operating partnership              (487)            (798)        (1,718)          (1,760)
                                                                    --------          -------       --------         --------
Income before extraordinary item                                      13,733           20,274         52,269           51,773
Extraordinary item - early extinguishment of debt                       (186)             (91)          (745)             267
                                                                    --------          -------       --------         --------
Net income                                                            13,547           20,183         51,524           52,040
Distributions to preferred shareholders - Series A and B              (2,912)          (5,354)       (12,851)         (16,333)
Distributions to preferred shareholders - Series D (Convertible)      (3,857)          (3,825)       (11,571)         (11,475)
(Premium) / discount on preferred share repurchases                        -              157         (3,496)           2,334
                                                                    --------          -------       --------         --------
Net income available to common shareholders                          $ 6,778         $ 11,161       $ 23,606         $ 26,566
                                                                    ========         ========       ========         ========

Earnings per common share:
        Basic                                                          $0.07            $0.11          $0.23            $0.26
        Diluted                                                        $0.07            $0.11          $0.23            $0.26
Common distributions declared per share                              $0.2700          $0.2675        $0.8100          $0.8025
Weighted average number of common shares outstanding-basic            99,623          103,258        100,612          103,160
Weighted average number of common shares outstanding-diluted         100,466          103,514        101,292          103,346


(A) Represents non-recurring charges related primarily to workforce reductions, other severance costs and executive office relocation costs.


(B) Represents writedown of seven undeveloped land sites in selected markets and investment in online apartment leasing company.


(C) Represents non-recurring charge incurred under employment agreements for certain executives of the Company.


(D) Represents the costs associated with the settlement of a class action lawsuit.

Attachment 2


                         UNITED DOMINION REALTY TRUST, INC.
                               FUNDS FROM OPERATIONS
                                    (Unaudited)




                                                                               Three Months Ended        Nine Months Ended
                                                                                  September 30,            September 30,
                                                                                  -------------            -------------
In thousands, except per share amounts                                          2001         2000       2001          2000
------------------------------------------------------------------------------------------------------------------------------

Net income                                                                    $ 13,547    $ 20,183    $ 51,524      $ 52,040

Adjustments:
   Distributions to preferred shareholders                                      (6,769)     (9,179)    (24,422)      (27,808)
   Real estate depreciation, net of outside partners' interest                  35,646      36,987     113,188       114,174
   Gains on sale of depreciable property, net of outside partners'
     interest                                                                        -     (10,424)    (24,005)      (18,572)
   Minority interests of unitholders in operating partnership                      487         798       1,718         1,760
   Real estate depreciation related to unconsolidated entities                     282          79         746           188
   Extraordinary item-early extinguishment of debt                                 186          91         745          (267)
                                                                              --------    --------   ---------     ---------
   Funds from operations-basic                                                $ 43,379    $ 38,535   $ 119,494     $ 121,515
                                                                              ========    ========   =========     =========
Adjustment:
   Distribution to preferred shareholders-Series D (Convertible)                 3,857       3,825      11,571        11,475
                                                                              --------    --------   ---------     ---------

   Funds from operations-diluted                                              $ 47,236    $ 42,360   $ 131,065     $ 132,990
                                                                              ========    ========   =========     =========

Adjustment:
   Recurring capital expenditures                                               (6,613)     (6,168)    (19,911)      (18,743)
                                                                              --------    --------   ---------     ---------

   Adjusted funds from operations-diluted                                     $ 40,623    $ 36,192   $ 111,154     $ 114,247
                                                                              ========    ========   =========     =========

Weighted average number of common shares and OP Units
  outstanding-basic                                                            107,000     110,774     108,120       110,590
Weighted average number of common shares and OP Units
  outstanding-diluted                                                          120,032     123,281     120,989       123,069

FFO per common share-basic                                                      $ 0.41      $ 0.35      $ 1.11        $ 1.10
                                                                              ========    ========   =========     =========
FFO per common share-diluted                                                    $ 0.39      $ 0.34      $ 1.08        $ 1.08
                                                                              ========    ========   =========     =========
AFFO per common share-basic                                                     $ 0.34      $ 0.29      $ 0.92        $ 0.93
                                                                              ========    ========   =========     =========
AFFO per common share-diluted                                                   $ 0.34      $ 0.29      $ 0.92        $ 0.93
                                                                              ========    ========   =========     =========

Adjustments for One Time Charges:
One time charges                                                                     -       3,720       8,592         3,720
                                                                              --------    --------   ---------     ---------
   Funds from operations- diluted before one time charges                     $ 47,236    $ 46,080   $ 139,657     $ 136,710
                                                                              ========    ========   =========     =========
   Adjusted Funds from operation-diluted before one time charges              $ 40,623    $ 39,912   $ 119,745     $ 117,967
                                                                              ========    ========   =========     =========



FFO per common share-diluted before one time charges                            $ 0.39      $ 0.37      $ 1.15        $ 1.11
                                                                              ========    ========   =========     =========
AFFO per common share-diluted before one time charges                           $ 0.34      $ 0.32      $ 0.99        $ 0.96
                                                                              ========    ========   =========     =========



FFO is defined as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in October, 1999 which became effective beginning January 1, 2000.


AFFO is defined as FFO less recurring cap ex for our stabilized portfolio at $350 per unit in 2001 and $311 per unit in 2000. The 2001 per unit charge will be adjusted to actual expenditures at year end.

Attachment 3


                                UNITED DOMINION REALTY TRUST, INC.
                                   CONSOLIDATED BALANCE SHEETS
                                           (Unaudited)


                                                                                         September 30,           December 31,
In thousands, except per share amounts                                                        2001                   2000
-----------------------------------------------------------------------------------------------------------------------------


ASSETS

Real estate owned:
        Real estate held for investment                                                 $ 3,759,625            $ 3,758,974
            Less: accumulated depreciation                                                 (608,642)              (506,871)
                                                                                        -----------            -----------
                                                                                          3,150,983              3,252,103
        Real estate under development                                                        54,010                 60,366
        Real estate held for disposition (net of accumulated
          depreciation of $0 and $2,534)                                                     15,567                 14,446
                                                                                        -----------            -----------
        Total real estate owned, net of accumulated depreciation                          3,220,560              3,326,915
Cash and cash equivalents                                                                     7,221                 10,305
Restricted cash                                                                              34,283                 44,943
Deferred financing costs                                                                     14,240                 14,271
Investment in unconsolidated development joint venture                                        7,515                  8,088
Other assets                                                                                 39,192                 49,435
                                                                                        -----------            -----------
        Total assets                                                                    $ 3,323,011            $ 3,453,957
                                                                                        ===========            ===========



LIABILITIES AND SHAREHOLDERS' EQUITY


Secured debt                                                                            $   991,290            $   866,115
Unsecured debt                                                                            1,076,921              1,126,215
Real estate taxes payable                                                                    34,114                 30,554
Accrued interest payable                                                                     16,421                 18,059
Security deposits and prepaid rent                                                           21,494                 22,524
Distributions payable                                                                        32,310                 36,128
Accounts payable, accrued expenses and other liabilities                                     63,467                 47,144
                                                                                        -----------            -----------
        Total liabilities                                                                 2,236,017              2,146,739
                                                                                        ===========            ===========


Minority interests                                                                           77,406                 88,326

Shareholders' equity
        Preferred stock, no par value; $25 liquidation preference,
          25,000,000 shares authorized;
            0 shares 9.25% Series A Cumulative Redeemable issued
               and outstanding
               (3,969,120 shares in 2000)                                                         -                 99,228
            5,416,009 shares 8.60% Series B Cumulative Redeemable
               issued and outstanding
               (5,439,109 shares in 2000)                                                   135,400                135,978
            8,000,000 shares 7.50% Series D Cumulative Convertible Redeemable issued
               and outstanding (8,000,000 shares in 2000)                                   175,000                175,000
        Common stock, $1 par value; 150,000,000 shares authorized
            99,149,807 shares issued and outstanding (102,219,250 shares in 2000)            99,150                102,219
        Additional paid-in capital                                                        1,047,338              1,081,387
        Distributions in excess of net income                                              (424,031)              (366,531)
        Deferred compensation - unearned restricted stock awards                             (1,751)                  (828)
        Notes receivable from officer-shareholders                                           (5,482)                (7,561)
        Accumulated other comprehensive loss, net                                           (16,036)(A)                  -
                                                                                        -----------            -----------
        Total shareholders' equity                                                        1,009,588              1,218,892
                                                                                        -----------            -----------
        Total liabilities and shareholders' equity                                      $ 3,323,011            $ 3,453,957
                                                                                        ===========            ===========



     (A)Represents net unrealized loss on derivative instrument transactions.

Attachment 4





                       UNITED DOMINION REALTY TRUST, INC.
                         SELECTED FINANCIAL INFORMATION
                               SEPTEMBER 30, 2001
                             (Dollars in thousands)
                                   (Unaudited)





                                 DEBT STRUCTURE





                                                            Balance         % of Total       Interest Rate
                                                            -------         ----------       -------------

      Secured                 Fixed                     $    579,034             28.0%             7.66%
                              Floating                       412,256             19.9%             4.29%
                                                        ---------------------------------------------------
                              Combined                       991,290             47.9%             6.26%



      Unsecured               Fixed                          750,021             36.3%             7.74%
                              Floating                       326,900             15.8%             4.47%
                                                        ---------------------------------------------------
                              Combined                     1,076,921             52.1%             6.75%



      Interest Rate Swaps (A) Fixed                          282,000                               7.20%
                              Floating                      (282,000)                              4.61%



      Total Debt             Fixed                         1,611,055             77.9%             7.62%
                             Floating                        457,156             22.1%             4.22%
                                                       ---------------------------------------------------
                             Combined                    $ 2,068,211            100.0%             6.87%
                                                       ===================================================



     (A) United Dominion has 16 interest rate swap agreements with a notional amount aggregating $282.0 million that is used to fix the interest rate on a portion of its variable rate debt.








                                 DEBT MATURITIES





                          Secured Debt           Bank Lines       Unsecured Debt       Total
                          ------------           ----------       --------------       -----
         2001               $ 21,718                    -         $     782       $    22,500
         2002                 54,454                    -            54,859           109,313
         2003                 55,403            $ 216,900           115,299           387,602
         2004                139,592                    -           229,110           368,702
         2005                126,104                    -           122,670           248,774
   Thereafter                594,019                    -           337,301           931,320
                           -------------------------------------------------------------------
                           $ 991,290            $ 216,900         $ 860,021       $ 2,068,211
                           ===================================================================






                                 COVERAGE RATIOS





              Interest Coverage Ratio                                  2.40 (B)
              Fixed Charge Coverage Ratio                              2.02 (C)



              (B) EBITDA (before non-recurring items) divided by interest expense.
              (C) EBITDA (before non-recurring items) divided by interest expense and preferred dividends.



                              MARKET CAPITALIZATION


                                                     Balance         % of Total
                                                     -------         ----------

              Total debt                           $ 2,068,211             53.1%
              Preferred Equity at market               309,046              7.9%
              Common shares & OP units at $14.28     1,517,121             39.0%
                                                   -----------------------------
              Total market capitalization          $ 3,894,378            100.0%
                                                   =============================

Attachment 5





                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
                             (Dollars in thousands)
                                   (Unaudited)





                                                % of Total                                       Same Community
                                                Portfolio                       ---------------------------------------------
                                 Total           Based on      Total Same
                               Apartment           YTD          Community                Physical Occupancy
                                 Homes           2001 NOI         Homes         QTD 01       QTD 00             Change
                               ----------------------------------------------------------------------------------------------
Houston, TX                       5,722             5.8%          5,722          94.3%        93.0%                1.3%
Dallas, TX                        4,533             5.6%          4,533          95.6%        95.2%                0.4%
Orlando, FL                       4,140             5.6%          3,848          93.3%        94.8%               -1.5%
Phoenix, AZ                       3,618             4.7%          3,460          93.5%        92.6%                0.9%
San Antonio, TX                   3,827             4.4%          3,348          88.5%        93.6%               -5.1%
Tampa, FL                         3,372             4.3%          3,372          94.0%        95.4%               -1.4%
Fort Worth, TX                    3,561             4.0%          3,561          96.6%        96.0%                0.6%
San Francisco, CA                   980             4.0%            980          96.9%        99.4%               -2.5%
Raleigh, NC                       3,147             3.8%          2,951          91.6%        90.3%                1.3%
Richmond, VA                      2,372             3.7%          2,372          94.1%        97.1%               -3.0%
Monterey Penninsula, CA           1,706             3.1%          1,706          95.5%        96.7%               -1.2%
Columbus, OH                      2,527             3.1%          2,175          94.0%        95.4%               -1.4%
Charlotte, NC                     2,710             2.8%          2,490          87.4%        92.8%               -5.4%
Nashville, TN                     2,220             2.7%          2,220          95.5%        95.8%               -0.3%
Southern California               1,414             2.6%          1,414          95.6%        95.6%                0.0%
Greensboro, NC                    2,122             2.5%          2,122          90.4%        92.8%               -2.4%
Metropolitan DC                   1,291             2.4%          1,171          97.8%        98.0%               -0.2%
Wilmington, NC                    1,869             2.3%          1,869          95.9%        91.5%                4.4%
Baltimore, MD                     1,291             2.3%          1,291          96.3%        98.4%               -2.1%
Atlanta, GA                       1,426             2.0%          1,426          93.4%        95.4%               -2.0%
Memphis, TN                       1,956             1.9%          1,956          93.0%        95.4%               -2.4%
Norfolk, VA                       1,437             1.9%          1,437          95.7%        96.0%               -0.3%
Columbia, SC                      1,584             1.7%          1,584          95.5%        95.5%                0.0%
East Lansing, MI                  1,226             1.4%          1,226          89.3%        91.1%               -1.8%
Jacksonville, FL                  1,157             1.3%          1,157          94.7%        90.3%                4.4%
Seattle, Wa                         628             1.0%            628          94.9%        96.1%               -1.2%
Other Western                     2,474             3.7%          2,174          95.8%        95.2%                0.6%
Other Florida                     2,073             3.7%          1,905          93.0%        93.8%               -0.8%
Other Pacific                     1,757             2.3%          1,490          92.2%        90.6%                1.6%
Other Midwestern                  2,122             2.2%          2,122          94.6%        93.6%                1.0%
Other North Carolina              1,893             2.1%          1,893          94.9%        93.9%                1.0%
Other Southwestern                2,212             2.0%          1,888          91.4%        95.3%               -3.9%
Other Mid-Atlantic                  928             1.6%            928          97.3%        97.3%                0.0%
Other Southeastern                  764             0.9%            764          95.7%        94.1%                1.6%
Other Northeastern                  372             0.5%            372          95.2%        96.0%               -0.8%
                               ----------------------------------------------------------------------------------------------
     Totals                      76,431             100%         73,555          93.8%        94.5%               -0.7%
                               ==============================================================================================




                                             Same Community
                            ---------------------------------------------
                                               Rental Rate
                            ---------------------------------------------
                                 QTD 01          QTD 00          Change
                            ---------------------------------------------
Houston, TX                       $629             $607            3.6%
Dallas, TX                         686              662            3.6%
Orlando, FL                        713              688            3.6%
Phoenix, AZ                        719              696            3.3%
San Antonio, TX                    668              645            3.6%
Tampa, FL                          699              674            3.7%
Fort Worth, TX                     644              614            4.9%
San Francisco, CA                1,787            1,628            9.8%
Raleigh, NC                        730              709            3.0%
Richmond, VA                       719              690            4.2%
Monterey Penninsula, CA            875              803            9.0%
Columbus, OH                       676              658            2.7%
Charlotte, NC                      702              671            4.6%
Nashville, TN                      691              680            1.6%
Southern California                921              828           11.2%
Greensboro, NC                     646              632            2.2%
Metropolitan DC                    857              780            9.9%
Wilmington, NC                     665              649            2.5%
Baltimore, MD                      830              768            8.1%
Atlanta, GA                        747              721            3.6%
Memphis, TN                        638              621            2.7%
Norfolk, VA                        672              637            5.5%
Columbia, SC                       588              578            1.7%
East Lansing, MI                   669              641            4.4%
Jacksonville, FL                   672              654            2.8%
Seattle, Wa                        753              703            7.1%
Other Western                      743              684            8.6%
Other Florida                      701              677            3.5%
Other Pacific                      709              681            4.1%
Other Midwestern                   633              617            2.6%
Other North Carolina               571              553            3.3%
Other Southwestern                 595              571            4.2%
Other Mid-Atlantic                 778              736            5.7%
Other Southeastern                 588              580            1.4%
Other Northeastern                 680              640            6.3%
                            --------------------------------------------
     Totals                       $706             $676            4.4%
                            ============================================

Attachment 6



                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
                             (Dollars in thousands)
                                   (Unaudited)



                                                                        Same Community
                              ------------------------------------------------------------------------------------------------
                                         Revenues                          Expenses                  Net Operating Income
                              ----------------------------       ---------------------------      ----------------------------
                                QTD 01     QTD 00   Change       QTD 01      QTD 00  Change       QTD 01      QTD 00   Change
                              ----------------------------       ---------------------------      ----------------------------
Houston, TX                    $10,270     $9,795      4.8%       $4,315     $4,455    -3.1%       $5,955    $5,340      11.5%
Dallas, TX                       9,079      8,673      4.7%        3,692      3,630     1.7%        5,387     5,043       6.8%
Orlando, FL                      7,838      7,807      0.4%        2,936      2,883     1.8%        4,902     4,924      -0.4%
Phoenix, AZ                      6,674      6,483      2.9%        2,320      2,417    -4.0%        4,354     4,066       7.1%
San Antonio, TX                  5,794      6,199     -6.5%        2,468      2,512    -1.8%        3,326     3,687      -9.8%
Tampa, FL                        6,927      6,881      0.7%        2,805      2,815    -0.4%        4,122     4,066       1.4%
Fort Worth, TX                   6,978      6,490      7.5%        2,978      3,000    -0.7%        4,000     3,490      14.6%
San Francisco, CA                5,139      4,876      5.4%        1,267      1,095    15.7%        3,872     3,781       2.4%
Raleigh, NC                      5,753      5,724      0.5%        2,100      1,737    20.9%        3,653     3,987      -8.4%
Richmond, VA                     4,996      5,063     -1.3%        1,610      1,438    11.9%        3,386     3,625      -6.6%
Monterey Penninsula, CA          4,397      4,115      6.9%        1,280      1,287    -0.6%        3,117     2,828      10.2%
Columbus, OH                     4,299      4,291      0.2%        1,415      1,364     3.8%        2,884     2,927      -1.5%
Charlotte, NC                    4,239      4,698     -9.8%        2,096      1,828    14.6%        2,143     2,870     -25.3%
Nashville, TN                    4,390      4,464     -1.7%        1,787      1,573    13.6%        2,603     2,891      -9.9%
Southern California              3,776      3,408     10.8%        1,061      1,078    -1.6%        2,715     2,330      16.5%
Greensboro, NC                   3,624      3,848     -5.8%        1,372      1,229    11.6%        2,252     2,619     -14.0%
Metropolitan DC                  3,083      2,818      9.4%          797        878    -9.2%        2,286     1,940      17.8%
Wilmington, NC                   3,702      3,487      6.2%        1,260      1,146     9.9%        2,442     2,341       4.3%
Baltimore, MD                    3,225      3,073      4.9%          939        912     2.9%        2,286     2,161       5.8%
Atlanta, GA                      2,982      3,073     -3.0%        1,125      1,157    -2.7%        1,857     1,916      -3.1%
Memphis, TN                      3,299      3,437     -4.0%        1,526      1,374    11.1%        1,773     2,063     -14.1%
Norfolk, VA                      2,865      2,780      3.1%          955      1,010    -5.4%        1,910     1,770       7.9%
Columbia, SC                     2,754      2,732      0.8%        1,074      1,059     1.4%        1,680     1,673       0.4%
East Lansing, MI                 2,244      2,221      1.0%          885        892    -0.8%        1,359     1,329       2.3%
Jacksonville, FL                 2,242      2,103      6.6%          874        829     5.4%        1,368     1,274       7.4%
Seattle, Wa                      1,427      1,321      8.0%          431        472    -8.8%          996       849      17.4%
Other Western                    4,820      4,367     10.4%        1,419      1,499    -5.3%        3,401     2,868      18.6%
Other Florida                    3,791      3,706      2.3%        1,335      1,450    -7.9%        2,456     2,256       8.9%
Other Pacific                    3,002      2,765      8.6%        1,110      1,170    -5.1%        1,892     1,595      18.6%
Other Midwestern                 3,924      3,796      3.4%        1,543      1,670    -7.6%        2,381     2,126      12.0%
Other North Carolina             3,209      3,073      4.4%        1,112      1,145    -2.9%        2,097     1,928       8.8%
Other Southwestern               3,066      3,148     -2.6%        1,216      1,264    -3.8%        1,850     1,884      -1.8%
Other Mid-Atlantic               2,266      2,127      6.5%          593        587     1.0%        1,673     1,540       8.6%
Other Southeastern               1,305      1,282      1.8%          421        456    -7.7%          884       826       7.0%
Other Northwestern                 775        724      7.0%          237        212    11.8%          538       512       5.1%
                              ------------------------------------------------------------------------------------------------
    Totals                    $148,154   $144,848      2.3%      $54,354    $53,526     1.5%      $93,800   $91,322       2.7%
                              ================================================================================================


Attachment 7



                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                             (Dollars in thousands)
                                   (Unaudited)




                                          % of Total                                    Same Community
                                           Portfolio               -----------------------------------------------------
                                Total      Based on   Total Same        Physical Occupancy            Rental Rate
                              Apartment       YTD      Community   ---------------------------    ----------------------
                                Homes      2001 NOI      Homes     YTD 01    YTD 00     Change    YTD 01  YTD 00  Change
                              ------------------------------------------------------------------------------------------
Houston, TX                     5,722         5.8%       5,486      93.6%    92.8%       0.8%       $612   $596     2.7%
Dallas, TX                      4,533         5.6%       4,533      95.4%    95.1%       0.3%        679    656     3.5%
Orlando, FL                     4,140         5.6%       3,848      93.1%    94.5%      -1.4%        705    682     3.4%
Tampa, FL                       3,372         4.7%       3,372      94.3%    94.4%      -0.1%        691    669     3.3%
Phoenix, AZ                     3,618         4.4%       3,138      93.8%    93.7%       0.1%        702    675     4.0%
San Antonio, TX                 3,827         4.3%       3,348      91.3%    93.4%      -2.1%        657    641     2.5%
Fort Worth, TX                  3,561         4.0%       3,561      96.8%    95.9%       0.9%        634    608     4.3%
San Francisco, CA                 980         4.0%         980      97.5%    99.6%      -2.1%      1,782  1,568    13.6%
Raleigh, NC                     3,147         3.8%       2,951      91.0%    91.2%      -0.2%        723    704     2.7%
Richmond, VA                    2,372         3.7%       2,372      95.5%    96.3%      -0.8%        708    680     4.1%
Monterey Penninsula, CA         1,706         3.1%       1,706      96.1%    94.0%       2.1%        847    788     7.5%
Columbus, OH                    2,527         3.1%       2,175      93.3%    95.1%      -1.8%        668    655     2.0%
Charlotte, NC                   2,710         2.8%       2,490      89.5%    92.1%      -2.6%        688    677     1.6%
Nashville, TN                   2,220         2.7%       2,220      94.1%    94.5%      -0.4%        688    679     1.3%
Southern California             1,414         2.6%       1,414      95.7%    95.3%       0.4%        894    805    11.1%
Greensboro, NC                  2,122         2.5%       2,122      91.2%    92.9%      -1.7%        640    630     1.6%
Metropolitan DC                 1,291         2.4%       1,171      98.3%    97.8%       0.5%        832    770     8.1%
Wilmington, NC                  1,869         2.3%       1,869      92.1%    89.6%       2.5%        659    646     2.0%
Baltimore, MD                   1,291         2.3%       1,291      97.3%    97.8%      -0.5%        809    759     6.6%
Atlanta, GA                     1,426         2.0%       1,426      93.7%    94.3%      -0.6%        740    714     3.6%
Memphis, TN                     1,956         1.9%       1,956      92.8%    95.0%      -2.2%        634    610     3.9%
Norfolk, VA                     1,437         1.9%       1,437      95.5%    96.1%      -0.6%        661    628     5.3%
Columbia, SC                    1,584         1.7%       1,584      94.5%    93.7%       0.8%        584    576     1.4%
East Lansing, MI                1,226         1.4%       1,226      90.8%    92.4%      -1.6%        658    630     4.4%
Jacksonville, FL                1,157         1.3%       1,157      92.2%    90.3%       1.9%        669    650     2.9%
Seattle, Wa                       628         1.0%         628      95.4%    96.1%      -0.7%        738    697     5.9%
Other Western                   2,474         3.7%       2,174      95.8%    95.5%       0.3%        728    673     8.2%
Other Florida                   2,073         3.7%       1,905      94.0%    93.5%       0.5%        694    670     3.6%
Other Pacific                   1,757         2.3%       1,490      92.8%    91.3%       1.5%        697    687     1.5%
Other Midwestern                2,122         2.2%       2,122      92.8%    94.0%      -1.2%        626    611     2.5%
Other North Carolina            1,893         2.1%       1,893      94.9%    94.4%       0.5%        564    549     2.7%
Other Southwestern              2,212         2.0%       1,888      93.2%    94.9%      -1.7%        588    564     4.3%
Other Mid-Atlantic                928         1.6%         928      96.1%    96.6%      -0.5%        766    728     5.2%
Other Southeastern                764         0.9%         764      94.5%    94.4%       0.1%        586    577     1.6%
Other Northeastern                372         0.5%         372      96.3%    96.4%      -0.1%        666    634     5.0%
                              ------------------------------------------------------------------------------------------
     Totals                    76,431         100%      72,997      93.9%    94.2%      -0.3%       $696   $669     4.0%
                              ==========================================================================================


Attachment 8


                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                             (Dollars in thousands)
                                   (Unaudited)



                                                                 Same Community
                             ---------------------------------------------------------------------------------------------
                                     Revenues                       Expenses                     Net Operating Income
                             ---------------------------   -----------------------------     -----------------------------
                              YTD 01    YTD 00   Change    YTD 01      YTD 00    Change       YTD 01      YTD 00   Change
                             ---------------------------   -----------------------------     -----------------------------
Houston, TX                  $28,649   $27,575      3.9%   $12,658    $12,330       2.7%     $15,991      $15,245     4.9%
Dallas, TX                    27,102    25,771      5.2%    10,889     10,273       6.0%      16,213       15,498     4.6%
Orlando, FL                   23,348    23,152      0.8%     8,647      8,712      -0.7%      14,701       14,440     1.8%
Phoenix, AZ                   18,172    17,614      3.2%     6,297      6,278       0.3%      11,875       11,336     4.8%
San Antonio, TX               18,058    18,302     -1.3%     7,435      7,112       4.5%      10,623       11,190    -5.1%
Tampa, FL                     20,835    20,201      3.1%     8,205      7,978       2.8%      12,630       12,223     3.3%
Fort Worth, TX                20,612    19,391      6.3%     8,858      8,533       3.8%      11,754       10,858     8.3%
San Francisco, CA             15,558    14,073     10.6%     3,802      3,505       8.5%      11,756       10,568    11.2%
Raleigh, NC                   17,125    17,291     -1.0%     5,964      5,295      12.6%      11,161       11,996    -7.0%
Richmond, VA                  15,218    14,784      2.9%     4,522      4,226       7.0%      10,696       10,558     1.3%
Monterey Penninsula, CA       12,876    11,649     10.5%     4,065      3,750       8.4%       8,811        7,899    11.5%
Columbus, OH                  12,515    12,524     -0.1%     4,397      4,251       3.4%       8,118        8,273    -1.9%
Charlotte, NC                 13,190    13,958     -5.5%     5,683      5,251       8.2%       7,507        8,707   -13.8%
Nashville, TN                 13,032    12,919      0.9%     5,114      4,654       9.9%       7,918        8,265    -4.2%
Southern California           10,950     9,943     10.1%     3,363      3,200       5.1%       7,587        6,743    12.5%
Greensboro, NC                11,149    11,501     -3.1%     3,976      3,628       9.6%       7,173        7,873    -8.9%
Metropolitan DC                9,093     8,297      9.6%     2,484      2,532      -1.9%       6,609        5,765    14.6%
Wilmington, NC                10,497    10,021      4.8%     3,767      3,383      11.4%       6,730        6,638     1.4%
Baltimore, MD                  9,550     9,042      5.6%     2,803      2,694       4.0%       6,747        6,348     6.3%
Atlanta, GA                    9,109     8,980      1.4%     3,384      3,281       3.1%       5,725        5,699     0.5%
Memphis, TN                   10,003    10,184     -1.8%     4,379      3,998       9.5%       5,624        6,186    -9.1%
Norfolk, VA                    8,578     8,219      4.4%     2,906      2,905       0.0%       5,672        5,314     6.7%
Columbia, SC                   8,109     8,011      1.2%     3,082      3,168      -2.7%       5,027        4,843     3.8%
East Lansing, MI               6,746     6,614      2.0%     2,719      2,599       4.6%       4,027        4,015     0.3%
Jacksonville, FL               6,479     6,284      3.1%     2,772      2,524       9.8%       3,707        3,760    -1.4%
Seattle, Wa                    4,208     3,918      7.4%     1,332      1,353      -1.6%       2,876        2,565    12.1%
Other Western                 14,299    12,887     11.0%     4,243      4,062       4.5%      10,056        8,825    13.9%
Other Florida                 11,539    11,273      2.4%     4,116      4,181      -1.6%       7,423        7,092     4.7%
Other Pacific                  8,808     8,355      5.4%     3,274      3,378      -3.1%       5,534        4,977    11.2%
Other Midwestern              11,455    11,278      1.6%     4,927      4,445      10.8%       6,528        6,833    -4.5%
Other North Carolina           9,528     9,185      3.7%     3,408      3,332       2.3%       6,120        5,853     4.6%
Other Southwestern             9,560     9,313      2.7%     3,623      3,596       0.8%       5,937        5,717     3.8%
Other Mid-Atlantic             6,572     6,217      5.7%     1,775      1,757       1.0%       4,797        4,460     7.6%
Other Southeastern             3,926     3,816      2.9%     1,390      1,368       1.6%       2,536        2,448     3.6%
Other Northeastern             2,290     2,150      6.5%       817        706      15.7%       1,473        1,444     2.0%
                            ----------------------------------------------------------------------------------------------
     Totals                 $438,738  $424,692      3.3%  $161,076   $154,238       4.4%    $277,662     $270,454     2.7%
                            ==============================================================================================

Attachment 9


                       UNITED DOMINION REALTY TRUST, INC.
                               DEVELOPMENT SUMMARY
                               SEPTEMBER 30, 2001
                  (Dollars in thousands, except Cost Per Home)
                                   (Unaudited)



                                                                2001 COMPLETIONS

                                                                                                         Expected
                                        No. of Apt.     Development     Cost Per   Date                  First Year
                                          Homes            Cost           Home   Completed   % Leased     Return
                                        -----------     ----------      -------- --------    ---------   ----------

New Communities:
----------------
       Red Stone Ranch Apartments             324        $19,100        $59,000     Sep-01       57.9%        9.7%
            Austin, TX

Phase II Additions:
-------------------
       Manor at England Run III               120         $7,800        $65,000     Sep-01      100.0%       13.4%
            Fredericksburg, VA

                                        -----------     ----------      -------
         Total                                444        $26,900        $60,600
                                        ===========     ==========      =======



                                                                          UNDER DEVELOPMENT


                                                                                                          Expected    Expected
                                        No. of Apt.      Completed      Cost to  Budgeted    Est. Cost   Completion  First Year
                                          Homes         Apt. Homes       Date      Cost      Per Home       Date      Return
                                        -----------     ----------      -------  --------    ---------   ----------  ----------
New Communities:
----------------
       Dominion Place at Kildaire Farm        332            196        $21,300   $25,700      $77,400        1Q02      11.0%
            Raleigh, NC
                                        -----------     ----------      -------  --------    ---------
            Subtotal                          332            196         21,300    25,700       77,400
                                        -----------     ----------      -------  --------    ---------


Phase II Additions:
-------------------
       Greensview II                          192             48         12,700    16,700       87,000        1Q02      10.8%
            Denver, CO
       The Meridian II                        270              -          9,100    17,400       64,400        2Q02       9.9%
           Dallas, TX
                                        -----------     ----------      -------  --------    ---------
            Subtotal                          462             48         21,800    34,100       73,800
                                        -----------     ----------      -------  --------    ---------

                                        -----------     ----------      -------  --------    ---------
            Total                             794            244        $43,100   $59,800      $75,300
                                        ===========     ==========      =======  ========    =========



Note: In addition, United Dominion owns eight parcels of land aggregating $11.0 million held for future development at September 30, 2001. Seven of the eight parcels represent second phases to existing properties.

      Attachment 10


                       UNITED DOMINION REALTY TRUST, INC.
                        DEVELOPMENT JOINT VENTURE SUMMARY
                               SEPTEMBER 30, 2001
                  (Dollars in thousands, except Cost Per Home)
                                   (Unaudited)



                                2000 COMPLETIONS



                           No. of Apt.   Development   Cost Per    Date
                              Homes         Cost         Home    Completed  % Leased
                           -----------   -----------   --------  ---------  --------

New Communities:
----------------
      Meridian I                250         $16,400     $65,600     Jun-00    97.6%
           Dallas, TX





                                2001 COMPLETIONS

                           No. of Apt.   Development   Cost Per     Date
                             Homes         Cost          Home    Completed  % Leased
                           -----------   -----------   --------  ---------  --------

New Communities:
----------------
      Parke 33                  264         $17,100     $64,800     Feb-01    95.5%
           Lakeland, FL

      Sierra Canyon             236          15,400      65,300     Mar-01    99.2%
           Phoenix, AZ

      Oaks at Weston            380          28,000      73,700     Mar-01    79.7%
           Raleigh, NC

      Mandolin                  308          21,100      68,500     Sep-01    97.1%
           Dallas, TX

                           -----------   -----------   --------
           Total              1,188         $81,600     $67,800
                           ===========   ===========   ========

Attachment 11

                       UNITED DOMINION REALTY TRUST, INC.
                               DISPOSITION SUMMARY
                               SEPTEMBER 30, 2001
                             (Dollars in thousands)
                                   (Unaudited)


                                                         Date of     No. of Apt.     Sales
                                                           Sale         Homes        Price    Gain
                                                         -------     -----------  ---------   ----

Apartment Communities
--------------------------------
   1. Twin Coves                                           1/3/01          130      $ 6,570
         Baltimore, MD
   2. Glenridge                                           1/11/01           40        2,970
         Monterey Peninsula, CA
   3. Santanna                                            3/30/01           81        6,000
         Monterey Peninsula, CA
   4. Pembroke Bay                                        4/20/01          358       23,400
         Pembroke Pines, FL
   5. University Club                                     4/20/01          164       11,480
         Tamarac, FL
   6. Cleary Court                                        4/20/01          192       13,440
         Plantation, FL
   7. Copperfield                                         4/20/01          352       24,640
         Coral Springs, FL
   8. Polo Chase                                          4/20/01          320       22,400
         Wellington, FL
   9. Mediterranean Village                               4/20/01          252       17,640
         Miami, FL

                                                                     -----------  ---------
      2001 YTD Total for Depreciable Property                            1,889      128,540


Undeveloped Land
--------------------------------
   1. Mason Road Land                                     8/22/01          n/a        2,760
         Houston, TX
   2. Salisbury Land                                      9/21/01          n/a        2,800
         Chesterfield, VA

                                                                     -----------  ---------
      2001 YTD Total for Land Sales                                          -        5,560

                                                                     -----------  ---------   --------
      2001 YTD Grand Total                                               1,889    $ 134,100   $ 24,748
                                                                     ===========  =========   ========

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNITED DOMINION REALTY TRUST, INC.



Date:   October 25, 2001                       /s/ Christopher D. Genry
        ----------------------                 -----------------------------
                                               Christopher D. Genry
                                               Executive Vice President and
                                                    Chief Financial Officer



Date:   October 25, 2001                       /s/ Scott A. Shanaberger
        ----------------------                 -----------------------------
                                               Scott A. Shanaberger
                                               Vice President and
                                                    Chief Accounting Officer







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